OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Supplement dated March 14, 2016 to the

Summary Prospectus dated December 29, 2015

This supplement amends the Summary Prospectus of Oppenheimer International Small-Mid Company Fund (the “Fund”) dated December 29, 2015, and is in addition to any other supplements.

Effective April 1, 2016:

1. The table titled “Annual Fund Operating Expenses” and the footnotes immediately following it have been deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y	Class I
Management Fees	0.93%	0.93%	0.93%	0.93%	0.93%	0.93%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None	None
Other Expenses	0.25%	0.24%	0.25%	0.25%	0.25%	0.06%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.44%	2.18%	2.19%	1.69%	1.19%	1.00%
Fee Waiver and/or Expense Reimbursement[2]	(0.01%)	(0.01%)	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.43%	2.17%	2.18%	1.68%	1.18%	0.99%
1.	Expenses have been restated to reflect increased Management Fees.
2.	The Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

2. The “Expense Example” table that follows the “Annual Fund Operating Expenses” table has been deleted in its entirety and replaced with the following:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$713	$1,006	$1,321	$2,211	$713	$1,006	$1,321	$2,211
Class B	$722	$988	$1,381	$2,174	$222	$688	$1,181	$2,174
Class C	$323	$692	$1,186	$2,550	$223	$692	$1,186	$2,550
Class R	$172	$536	$924	$2,014	$172	$536	$924	$2,014
Class Y	$121	$379	$657	$1,451	$121	$379	$657	$1,451
Class I	$101	$319	$554	$1,230	$101	$319	$554	$1,230

March 14, 2016	PS0815.045

OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

OPPENHEIMER EQUITY INCOME FUND

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

OPPENHEIMER LIMITED-TERM BOND FUND

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

OPPENHEIMER RISING DIVIDENDS FUND

Supplement dated December 29, 2015 to the Summary Prospectus

This supplement amends the Summary Prospectus of each of the above-referenced funds (each, a “Fund”), and is in addition to any other supplement(s).

Effective January 25, 2016:

1.	The first paragraph in the section titled “Purchase and Sale of Fund Shares” is deleted and replaced by the following:

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $1 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Effective September 28, 2016:

2.	All references to “Oppenheimer Money Market Fund” are deleted and replaced by references to “Oppenheimer Government Money Market Fund.”

December 29, 2015	PS0000.135

OPPENHEIMER
International Small-Mid Company Fund*
Summary Prospectus	December 29, 2015
*Prior to December 29, 2015, the Fund was named "Oppenheimer International Small Company Fund."
NYSE Ticker Symbols
Class A	OSMAX
Class B	OSMBX
Class C	OSMCX
Class R	OSMNX
Class Y	OSMYX
Class I	OSCIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/InternationalSmallMidCompanyFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated December 29, 2015, and through page 50 of its most recent Annual Report, dated August 31, 2015, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/InternationalSmallMidCompanyFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 13 of the prospectus and in the sections "How to Buy Shares" beginning on page 48 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	None	None	None

Annual Fund Operating Expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class R	Class Y	Class I
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None	None
Other Expenses	0.25%	0.24%	0.25%	0.25%	0.25%	0.06%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.21%	1.95%	1.96%	1.46%	0.96%	0.77%
Fee Waiver and/or Expense Reimbursement[2]	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.94%	1.95%	1.45%	0.95%	0.76%

1.

Expenses have been restated to reflect current fees.

2.

The Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$691	$938	$1,205	$1,964	$691	$938	$1,205	$1,964
Class B	$699	$917	$1,261	$1,922	$199	$617	$1,061	$1,922
Class C	$300	$620	$1,067	$2,307	$200	$620	$1,067	$2,307
Class R	$149	$464	$802	$1,758	$149	$464	$802	$1,758
Class Y	$97	$306	$532	$1,183	$97	$306	$532	$1,183
Class I	$78	$246	$428	$957	$78	$246	$428	$957

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests mainly in common stock of small- and mid-cap companies that are domiciled, or have their primary operations, outside the United States. Typically, the Fund invests in a number of different countries and can invest in any country, including countries with developing or emerging markets.

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small- and mid-cap companies. The Fund considers small- and mid-cap companies to be those having a market capitalization in the range of the MSCI All Country World (ACWI) ex USA SMID Index. The capitalization range of the index is subject to change at any time due to market activity or changes in its composition. The range of the index generally widens over time and is reconstituted periodically to preserve its market cap characteristics.
The Fund measures a company's capitalization at the time the Fund buys a security and is not required to sell a security if the company's capitalization moves outside of the Fund's capitalization definition. The Fund will invest at least 65% of its total assets in foreign securities.

The Fund's portfolio manager evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record and structure, operations, product development and industry competitive position. The Fund seeks to invest in small- and mid-cap companies that have the potential to become large companies, and that operate in industries driven by structural growth and high barriers to entry.  The Fund seeks growth companies that are future leaders and possess meaningful competitive advantages such as technological leadership, intellectual property, strong brands, or industries favoring natural monopolies. The portfolio manager also looks for companies with the ability to take advantage of business opportunities, and companies that are anticipated to have a positive cash flow in the future, although current cash flow may be negative. These factors may vary in particular cases and may change over time.

The portfolio manager considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Stocks. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry), fund share values may fluctuate more in response to events affecting the market for those types of securities.

    Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating its investments in any one industry.

Risks of Small- and Mid-Cap Companies. Small- and mid-cap companies may be either established or newer companies, including "unseasoned" companies that have typically been in operation for less than three years. While small- and mid-cap companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Small- and mid-cap companies' securities may trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and

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product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Small- and mid-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time before the Fund realizes a gain on an investment in a small- and mid-cap company, if it realizes any gain at all.

Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

     The Fund may invest in companies that have no current cash flow and, although it is anticipated that such companies will generate cash flow in the future, there is the risk that such companies will go bankrupt or otherwise cease operations.

Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's net assets may change on days when you will not be able to purchase or redeem the Fund's shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.

     Eurozone Investment Risks. Certain of the regions in which the Fund invests, including the European Union (EU), currently experience significant financial difficulties. Following the recent global economic crisis, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank (ECB) or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and create more volatile and illiquid markets.

     Risks of Developing and Emerging Markets. Investments in developing and emerging markets are subject to all the risks associated with foreign investing, which may be greater for such investments. Developing or emerging market countries may have less well-developed securities markets and exchanges that may be substantially less liquid than those of more developed markets. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, and governments of developing or emerging market countries may also be more unstable than the governments of more developed countries. Such countries' economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries also may be subject to social, political or economic instability. The value of developing or emerging market countries' currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures, and practices such as share blocking. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Who Is The Fund Designed For? The Fund is designed primarily for investors seeking capital appreciation. Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for an aggressive growth fund focusing on stocks of small- and mid-cap issuers in foreign countries. The Fund is not designed for investors needing current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A shares) from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
 https://www.oppenheimerfunds.com/fund/InternationalSmallMidCompanyFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 62.37% (2 Qtr 09) and the lowest return for a calendar quarter was -41.59% (3 Qtr 08). For the period from January 1, 2015 through September 30, 2015 the cumulative return before sales charges and taxes was 9.25%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years (or life of class if less)	10 Years (or life of class if less)
Class A Shares (inception 11/17/1997)
Return Before Taxes	(5.65)%	12.84%	11.83%
Return After Taxes on Distributions	(5.75)%	11.87%	10.48%
Return After Taxes on Distributions and Sale of Fund Shares	(3.11)%	9.92%	9.41%
Class B Shares (inception 11/17/1997)	(5.58)%	12.96%	11.91%
Class C Shares (inception 11/17/1997)	(1.62)%	13.33%	11.62%
Class R Shares (inception 3/01/2001)	(1.12)%	13.84%	12.12%
Class Y Shares (inception 9/07/2005)	0.39%	14.60%	11.76%
Class I Shares (inception 12/29/2011)	0.54%	21.95%	n/a
MSCI ACWI ex USA SMID Net Index	(3.05%)	6.21%	6.37%
(reflects no deduction for fees, expenses or taxes)		10.45%[1]	5.90%[2]
MSCI ACWI ex USA Small Cap Net Index	(4.03)%	6.80%	6.87%
(reflects no deduction for fees, expenses or taxes)		10.82%[1]	6.26%[2]

1. As of 12/31/2011.
2. As of 8/31/2005.

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Manager. Rezo Kanovich has been a Vice President and portfolio manager of the Fund since January 2012.

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677 on any regular business day.

Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Class B shares are no longer offered for new purchases. Any investments for existing Class B share accounts will be made in Class A shares of Oppenheimer Money Market Fund.

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Taxes. Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes, unless your shares are held in a tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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For More Information About Oppenheimer International Small-Mid Company Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/InternationalSmallMidCompanyFund. You can also request additional information about the Fund or your account:

Telephone	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For requests by courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

PR0815.001.1215